UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2011

PERVASIP CORP.
(Exact name of registrant as specified in its charter)

New York	000-04465	13-2511270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 South Broadway, Suite 400
White Plains, NY 10601
 (Address of principal executive offices)

(914) 620-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 31, 2011, Pervasip Corp. (the “Company”) entered into a securities settlement agreement (the “Settlement Agreement”) with NetCapital.com LLC (“NetCapital”), in connection with the conversion of certain debt into shares of the Company’s common stock.  NetCapital previously entered into an agreement with LV Administrative Services, Ltd. (”LV”), to assume several notes from the Company of approximately $12,163,000 in the aggregate principal amount (the “Notes”).  Pursuant to such earlier agreement, LV assigned and sold the Notes to NetCapital.  Under the terms of the Settlement Agreement, NetCapital converted $148,522 of the Notes into 594,088 shares of the Company’s common stock, a conversion rate of $0.25 per share.

The description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares of common stock issued pursuant to the Settlement Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws due to exemptions from registration under the Securities Act pursuant to Section 4(2) and Rule 506 of Regulation D promulgated thereunder.

Item 8.01  Other Events.

On June 2, 2011, the Company issued a press release announcing the debt conversion with NetCapital.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Securities Settlement Agreement by and between Pervasip Corp. and NetCapital.com LLC

99.1	Press Release, dated June 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date: June 3, 2011	By:	/s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer

Exhibit 10.1

SECURITIES SETTLEMENT AGREEMENT

This security settlement agreement (“Agreement”) is by and between NetCapital.com LLC (“CLAIMANT”) and the undersigned (“COMPANY” or “DEBTOR”) and is entered into as of the effective date below, all with reference to the following facts, which the parties agree are true and correct:

RECITALS

CLAIMANT owns certain debt rights of the COMPANY from October 6, 2009 and prior, noted below and detailed in Exhibit A;

CLAIMANT is a creditor of the COMPANY entitled to payment and seeks conversion of outstanding debt securities;

DEBTOR seeks to avoid dispute, retire debt from its books and records, make effort to improve its financial picture for potential acquisition and future fundings by eliminating or limiting the extent of debt the DEBTOR faces, and allow such conversion rights desired by the CLAIMANT;

THEREFORE, THE PARTIES AGREE TO SETTLE, AND THE PURPOSE OF THIS AGREEMENT IS TO REFLECT SUCH SETTLEMENT;

NOW THEREFORE, the parties hereto hereby represent, warrant, and covenant with and to each other and confirm all of the above and following to professionals, and the transfer agent of COMPANY and others to whom it may concern, as follows:

Conversion of Debt into Common Stock.

(A) The COMPANY agrees that is will convert $148,522.12 of debt (the “Debt”) into shares of Common Stock of the Company at a price of $0.25 per share.  The CLAIMANT shall effect conversions by delivering to the COMPANY the form of Notice of Conversion attached hereto as Exhibit B (a “Notice of Conversion”), specifying the date on which such conversion is to be effected (a “Conversion Date”) and Shares shall then be delivered by the COMPANY within four Business Days. To effect the conversion hereunder, the CLAIMANT shall not be required to otherwise physically surrender anything to the COMPANY.  CLAIMANT shall not sell any Shares until COMPANY has delivered the Shares to CLAIMANT’S brokerage account.  CLAIMANT agrees that delivery of these shares shall eliminate the Debt due to CLAIMANT.

(B) The COMPANY covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Agreement.

(C) Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile, (iii) the first Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or  (iv) upon actual receipt by the party to whom such notice is required to be given.

Notwithstanding anything to the contrary herein contained, the CLAIMANT may not convert this Agreement to the extent such conversion would result in the CLAIMANT, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules promulgated thereunder) in excess of 4.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the CLAIMANT after application of this section.

Definitions, unless otherwise defined herein:

                  “Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

                  “Common Stock” means the common stock of the COMPANY and stock of any other class into which such shares may hereafter have been reclassified or changed.

                    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Claimant Status.  CLAIMANT represents and the COMPANY confirms such representation, as follows:

CLAIMANT believes it is not an affiliate, now or by way of this Agreement, and relies upon the COMPANY knowledge of the members of the board of directors and officers in such regard (COMPANY represents to CLAIMANT that it has concluded and CLAIMANT may rely upon same, that CLAIMANT is not and will not be, by way of this Agreement, an affiliate of the COMPANY.); and

CLAIMANT is (i) an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501 and  (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors, as a sophisticated investor.

Miscellaneous.

A.           Gender.  Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

B.           Severability.  If any provision hereof is deemed unenforceable by a court of competent jurisdiction, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

C.           Further Cooperation.  From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law. However, this shall not require any additional documents or acts by CLAIMANT for CLAIMANT to obtain and dispose of the subject shares.

D.           Waiver.  No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party.  The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement  or understanding set  forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.

E.           Expenses.  Except as otherwise provided herein, or agreed in writing, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

F.           Amendment.  This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.

G.           Notices.  Any notice, communication, request, reply or advice (hereinafter severally and collectively called “Notice”) in this Agreement provided or permitted to be given, may be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered or sooner as stated within this Agreement.

H.           Captions.  Captions herein are for the convenience of the parties and shall not affect the interpretation of this Agreement.

I.           Counterpart Execution.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and this Agreement may be executed by fax or email.

J.           Assignment.  This Agreement is not assignable without the written consent of the parties except CLAIMANT has the right to assign the obligations and Shares owed to it hereunder as it may determine.

K.           Parties in Interest and Affiliates.  Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns.

L.           Construction and Miscellaneous.  This Agreement shall be governed exclusively by the laws of the State of New York without reference to conflict of laws and the exclusive venue for any action, claim or dispute in respect of this Agreement shall be such court of competent jurisdiction as is located in Westchester County New York as the sole venue. The parties agree and acknowledge that each has reviewed this Agreement and the normal rule of construction that agreements are to be construed against the drafting party shall not apply in respect of this Agreement given the parties have mutually negotiated and drafted this Agreement.

M.           Cooperation and Representations.  The parties hereto agree to cooperate with one another in respect of this Agreement, including reviewing and executing any document  necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto. Representations of the COMPANY shall survive the signing and closing of this Agreement.

Effective Date:  May 31, 2011
Principal Amount due hereunder: $148,522.12
Interest due hereunder: 6% per annum
Maturity Date:  Date that is six months from this Effective Date
Description of Debt: Obligations owing to NetCapital.com LLC.
Name of Company: Pervasip Corp
State of Incorporation of Company:  NY
Address of Company: 75 South Broadway #400,White Plains, NY 10601
Name of Claimant: NetCapital.com LLC
Claimant Address: P.O. Box 277 Hingham MA 02043

      The undersigned hereby execute this document the Effective Date noted:

“COMPANY/DEBTOR”
Name: Pervasip Corp.

By:    /s/ Paul H. Riss

Its:  CEO

“CLAIMANT”
Name: NetCapital.com LLC.

By: /s/   John Fanning

Its: Chairman

Exhibit A

Secured Term Note dated as of September 28, 2007 made by Borrower in favor of Valens Offshore SPV II, Corp. in the original principal amount of $600,000, as amended modified and supplemented from time to time.

Secured Term Note dated as of September 28, 2007 made by Borrower in favor of Valens Offshore SPV I, Ltd. (as assignee of Calliope Capital Corporation) in the original principal amount of $3,400,000, as amended modified and supplemented from time to time.

Secured Term Note dated as of May 28, 2008 made by Borrower in favor of Valens Offshore SPV II, Corp. in the original principal amount of $1,400,000, as amended modified and supplemented from time to time.

Second Amended and Restated Secured Term Note dated as of May 28, 2008 made by Borrower in favor of Valens Offshore SPV I, Ltd. (as assignee of Laurus Master Fund, Ltd.) in the original principal amount of $1,428,000, as amended modified and supplemented from time to time.

Amended and Restated Secured Term Note dated as of May 28, 2008 made by Borrower in favor of Valens Offshore SPV II, Corp. in the original principal amount of $600,000, as amended modified and supplemented from time to time.

Amended and Restated Secured Term Note dated as of May 28, 2008 made by Borrower in favor of Valens Offshore SPV I, Ltd. in the original principal amount of $3,400,000, as amended modified and supplemented from time to time.

Fourth Amended and Restated Secured Term Note dated as of September 28, 2008 made by Borrower in favor of Valens Offshore SPV I, Ltd. (as assignee of Laurus Master Fund, Ltd.) in the original principal amount of $1,966,667, as amended modified and supplemented from time to time.

Second Amended and Restated Secured Term Note dated as of December 12, 2008 made by Borrower in favor of Valens Offshore SPV I, Ltd. in the original principal amount of $500,000, as amended modified and supplemented from time to time.

Secured Term Note dated as of February 18, 2009 made by Borrower in favor of Valens U.S. SPV I, LLC in the original principal amount of $348,000, as amended modified and supplemented from time to time.

Secured Term Note dated as of February 18, 2009 made by Borrower in favor of Valens Offshore SPV II, Corp. in the original principal amount of $252,000, as amended modified and supplemented from time to time.
Demand Note dated as of October 6, 2009 made by Borrower in favor of Valens U.S. SPV I, LLC in the original principal amount of $10,000, as amended modified and supplemented from time to time.

Exhibit B

FORM NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Securities Settlement Agreement of the “COMPANY” noted below, dated May 31, 2011 into shares of common stock (the “Common Stock”) of the COMPANY according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay a reasonable transfer expense payable with respect thereto.

Conversion calculations:

Company Name:  Pervasip Corp.

Date to Effect Conversion:  May 31, 2011

Conversion Price: $0.25 per share.  Calculation:

Debt of $148,522.12 divided by $.25 = 594,088 shares

Principal Amount of Agreement to be converted:   ____148,522.12_________

Interest Amount of Agreement to be converted:_____________________

Number of shares of Common Stock to be issued: ______594,088______

  Signature: _____________________
  Chairman

Send   Shares Via DWAC:

DTC Number:
A/C:
FAO:
Attn:
Phone:

Exhibit 99.1

FOR IMMEDIATE RELEASE

NetCapital Converts Portion of Pervasip Debt into Common Stock

WHITE PLAINS, N.Y. — June 2, 2011 - - Pervasip Corp (OTCQB: PVSP), a provider of video and voice over Internet Protocol (VoIP) and smartphone applications, announced that NetCapital.com LLC has completed a conversion of debt into common stock.  NetCapital converted $148,522 of debt into 594,088 shares of common stock, a conversion rate of $0.25 per share.

Pervasip’s Chief Executive Officer, Paul Riss, noted, “We signed a securities settlement agreement with NetCapital, which allowed them to convert some of the debt they purchased, in a previous transaction, from our principal lender.  We view this settlement agreement as a favorable indicator of the direction we are pursuing with NetCapital.”

NetCapital has a signed agreement with Pervasip’s principal lender to purchase all of its outstanding debt.

About NetCapital

NetCapital is a Boston area private equity firm that fills the gap in the financing market for early and late-stage start-ups in specific sectors.  Its Chairman, John Fanning, was the founding Chairman and CEO of Napster, and has introduced such net-related innovations as client-server game play, audio chat and auto-upgrading/authentication.

About Pervasip

Pervasip Corp. delivers video and voice over IP (VoIP) telephone services for the residential and small business markets.  It differentiates itself through a unique combination of high quality voice services, flexible back-office capabilities and automated provisioning systems. Pervasip recently entered the mobile VoIP services and applications arena, which is expected to approach 300 million users by 2013. It offers a feature-rich, low-cost, high-quality alternative to traditional phone services. For more information, please visit www.voxcorp.net.

Forward-looking statements: This release contains forward-looking statements that involve risks and uncertainties. Pervasip’s actual results may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, among others, certain risks and uncertainties over which the company may have no control. For further discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in Pervasip’s Annual Report on Form 10-K for the year ended November 30, 2010 and any subsequent SEC filings.